UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2020

FELLAZO CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-208237	30-0840869
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8th Floor, Wisma Huazong, Lot 15285, 0.7 km Lebuhraya Sungei Besi Seri Kembangan, Selangor Darul Ehsan, Malaysia	43300
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +603 89638 5638

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 8.01	Other Events

On January 13, 2020, we sent to The Compliance Department, OTC Market Group, Inc., a request for an extension for the filing of our Annual Report and OTCQB Certification for the fiscal year ended August 31, 2019.

The extension date for filing the Annual Report was January 13, 2020.  As disclosed in our Current Report filed on Form 8-K/A on January 10, 2020, our company appointed WWC, P.C. Certified Public Accountants ("WWC"), an independent registered public accounting firm, as our principal independent accountant, effective as of January 6, 2020.  Due to the timing of the appointment of WWC, we were not able to meet the extension deadline.  Our company is working with WWC to file the Annual Report as soon as practicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELLAZO CORP.

/s/ Yap Kit Chuan
Yap Kit Chuan
President

Date: January 13, 2020

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